UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

McAfee Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-39651	84-2467341
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6220 America Center Drive, San Jose, CA 95002
(Address of principal executive offices)

Registrant’s telephone number: (866) 622-3911

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	MCFE	The NASDAQ Stock Market LLC

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

As previously disclosed, on November 5, 2021, McAfee Corp. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Condor BidCo, Inc., a Delaware corporation (“Parent”), and Condor Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into the Company whereupon the separate corporate existence of Merger Subsidiary will cease and the Company will be the surviving corporation in the Merger and will continue as a wholly owned subsidiary of Parent (the “Merger”).

In connection with discussions with prospective lenders for the purposes of financing the Merger, the Company expects to disclose preliminary estimates of unaudited selected financial results and key operating metrics for the three months and year ended December 25, 2021 as set forth below. Our unaudited consolidated financial statements for the three months and year ended December 25, 2021 are not yet available. We have provided ranges, rather than specific amounts, for the preliminary estimates of the financial information described below primarily because our financial closing procedures for the three months and year ended December 25, 2021 are not yet complete. Such preliminary estimated ranges reflect management’s current views and may change as a result of our financial closing procedures, final adjustments, management’s review of results, and other developments that may arise between now and the time the financial results are finalized, and are subject to the finalization of financial and accounting review procedures (which have yet to be performed) and should not be viewed as a substitute for our full year audited financial statements prepared in accordance with GAAP. We caution you that such preliminary estimates are forward looking statements and are not guarantees of future performance or outcomes and that actual results may differ materially from the estimates described below. See “Cautionary Note Regarding Forward-Looking Statements” for additional information regarding factors that could result in differences between the preliminary estimated ranges of certain of our financial results presented below and the actual financial results and other information we will report for the three months and year ended December 25, 2021. These estimates are not necessarily indicative of the results to be achieved for any future period.

(in millions except for percentages, unaudited)	Three months ended December 25, 2021		Year ended December 25, 2021
	Low	High	Low	High
Cash and cash equivalents	$816	$816	$816	$816
Deferred revenue	$1,073	$1,077	$1,073	$1,077
Net revenue	$510	$520	$1,910	$1,920
Year-on-year growth	20%	22%	23%	23%
Operating income	$131	$141	$539	$549
Adjusted EBITDA	$236	$246	$889	$899
Year-on-year growth	39%	45%	36%	37%
Pro forma adjusted EBITDA(1)	$256	$267	$972	$983

(1)

We define pro forma adjusted EBITDA as adjusted EBITDA further adjusted for pro forma stranded costs (Enterprise divestiture). Pro forma adjusted EBITDA has not been prepared in accordance with Article 11 of Regulation S-X.

The following table provides reconciliations of our preliminary estimates of adjusted EBITDA and pro forma adjusted EBITDA to our preliminary estimates of operating income for the three months and year ended December 25, 2021.

(in millions, unaudited)	Three months ended December 25, 2021		Year ended December 25, 2021
	Low	High	Low	High
Operating income	$131	$141	$539	$549
Add: Amortization	36	36	170	170
Add: Equity-based compensation	21	21	71	71
Add: Acquisition and integration costs(1)	—	—	1	1
Add: Restructuring and transition charges(2)	35	35	70	70

Add: Transformation(3)	6	6	12	12
Add: Executive severance(4)	—	—	1	1
Add: Other income (expense), net(5)	2	2	2	2
Add: Depreciation	5	5	23	23

Adjusted EBITDA	236	246	889	899
Add: Pro forma stranded costs (Enterprise divestiture)(6)	20	21	83	84

Pro forma adjusted EBITDA	$256	$267	$972	$983

(1)

Represents both direct and incremental costs in connection with business acquisitions, including acquisition consideration structured as cash retention, third party professional fees, and other integration costs.

(2)

Represents both direct and incremental costs associated with costs to execute strategic restructuring events, including third-party professional fees and services, severance, and facility restructuring costs. Also inclusive of transition charges including legal, advisory, consulting and other costs directly incurred due to the divestiture of the Enterprise Business, including incremental costs associated with data disentanglement and acceleration of data migration to the cloud, that were incurred subsequent to the sale in support of the transition services agreement.

(3)	Represents costs incurred for our public offerings along with other transformational initiatives including data center and facilities rationalization.
(4)	Represents severance for executive terminations not associated with a strategic restructuring event.
(5)	Represents other income or expense not associated with our core operations and it is recorded within Other income (expense), net, on the condensed consolidated statements of operations.
(6)

Pro forma stranded costs (Enterprise divestiture) includes general corporate overhead, public company expenses, and other shared or dis-synergy costs previously allocated to our Enterprise business. This pro forma adjustment represents the estimated impact of removing certain costs primarily as a result of the divestiture of our Enterprise business in 2021. We plan to optimize stranded costs during fiscal 2022. Realization of such stranded costs is subject to significant uncertainties and there can be no assurance that such stranded costs will be realized.

Key Operating Metrics

The following table sets forth management’s preliminary estimates of certain key operating metrics for the three months and year ended December 25, 2021.

	Three months ended December 25, 2021		Year ended December 25, 2021
Core Direct to Consumer Subscribers (millions)	20.7	(1)	20.7
TTM Dollar Based Retention – Core Direct to Consumer Subscribers	99.9%		99.9%
Monthly ARPC	$6.01		$6.02

(1)	Represents quarterly growth of approximately 670,000 Core Direct to Consumer Subscribers.

Item 7.01	Regulation FD Disclosure.

Excerpts from a lender presentation to be used in discussions with prospective lenders are included in Exhibit 99.1 to this Current Report on Form 8-K and are being furnished in accordance with Regulation FD of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the attached excerpts should not be relied on for any other purpose and is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Excerpts from lender presentation of McAfee Corp., dated January 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Such forward-looking statements include McAfee’s preliminary estimates of unaudited selected financial results for the three months and year ended December 25, 2021 and statements relating to McAfee’s strategy, goals, future focus areas, the value of, timing and prospects of the proposed Merger. These forward-looking statements are based on McAfee management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to Closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (c) risks related to disruption of management’s attention from McAfee’s ongoing business operations due to the Merger; (d) disruption from the Merger making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with McAfee’s customers, vendors and others with whom it does business; (e) significant transaction costs; (f) the risk of litigation and/or regulatory actions related to the Merger; (g) the possibility that general economic conditions, and conditions and uncertainty caused by the COVID-19 pandemic, could cause information technology spending to be reduced or purchasing decisions to be delayed; (h) an increase in insurance claims; (i) an increase in customer cancellations; (j) the inability to increase sales to existing customers and to attract new customers; (k) McAfee’s failure to integrate future acquired businesses successfully or to achieve expected synergies; (l) the timing and success of new product introductions by McAfee or its competitors; (m) changes in McAfee’s pricing policies or those of its competitors; (n) developments with respect to legal or regulatory proceedings; (o) the inability to achieve revenue growth or to enable margin expansion; (p) changes in McAfee’s estimates with respect to its long-term corporate tax rate; (q) the Parent’s inability to finance the Merger; (r) the completion of financial closing procedures for McAfee’s three months and year ended December 25, 2021 and (s) such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by McAfee, including under the heading “Risk Factors” in McAfee’s Annual Report on Form 10-K previously filed with the SEC on March 1, 2021 and under Item 1A “Risk Factors” in its Quarterly Report on Form 10-Q previously filed with the SEC on November 9, 2021. All information provided in this Current Report on Form 8-K is as of the date hereof and McAfee undertakes no duty to update this information except as required by law.

Additional Information and Where to Find It

In connection with the Merger, McAfee filed with the SEC a definitive Proxy Statement of McAfee (the “Proxy Statement”). McAfee mailed its stockholders a Proxy Statement in connection with the Merger. MCAFEE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAFEE, THE SPONSORS, THE MERGER AND RELATED MATTERS. You may obtain a free copy of the Proxy Statement and other related documents filed by McAfee with the SEC at the website maintained by the SEC at www.sec.gov. You also may obtain a free copy of the Proxy Statement and other documents filed by McAfee with the SEC by accessing the Investor Relations section of McAfee’s website at https://ir.mcafee.com/.

Participants in the Solicitation

McAfee and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from McAfee’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of McAfee in connection with the Merger, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about McAfee’s directors and executive officers in McAfee’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and McAfee’s website at www.mcafee.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2022

McAfee Corp.

By: /s/ Venkat Bhamidipati
Name:	Venkat Bhamidipati
Title:	Executive Vice President and Chief Financial Officer